UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2018

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Unit B, 22/F, Times Tower

391-407 Jaffe Road

Wan Chai, Hong Kong

Tel: 852-6072-0269

(Address of principal executive offices, including Zip Code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

(See Item 8.01 below incorporated herein by reference)

Item 8.01 Other Events

On January 16, 2018, the Company made a Presentation at a National Retail Federation event in New York City. The information contained in the Presentation has been previously disclosed by the Company in its public filings and press releases. Interested Parties are encouraged to utilize this Presentation as a starting point to familiarize themselves with the general prospects of the Company but before making any decision or investment are cautioned to read the Company’s filings and Press Releases. For more information about the company go to www.12ReTech.com.

(d) Exhibits.

Exhibit No.	Description

(11) Company Information	COMPANY January 2018 Presentation Issued by Registrant on January 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned hereunto.

Date: January 16, 2018

12 Retech Corporation

/s/ Angelo Ponzetta
By:	Angelo Ponzetta
Its:	Chief Executive Officer